Exhibit 99.3

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 2-68488, 33-12453, 33-13577, 33-30884, 33-39265, 333-0567, 333-69445, 333-69441, 333-37276 and 333-37278) and Forms S-3 (No. 333-106912) of Kulicke and Soffa Industries, Inc. of our report dated November 19, 2003 relating to the financial statements as of September 30, 2003 and for the year then ended, which appears in this Current Report on Form 8-K dated November 20, 2003. We also consent to the reference to us under the heading “Experts” in such Form S-3 (No. 333-106912) Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2003